SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 8, 2003
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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    Georgia                        1-6468                        58-0257110
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  (State or other jurisdiction   (Commission File  (IRS Employer Identification
      of incorporation)              Number)                  No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia               30308
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         (404) 506-6526
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                                       N/A
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              (Former name or former address, if changed since last report.)



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Item 5.       Other Events.
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              On September 8, 2003, Georgia Power Company (the "Company")
entered into an Underwriting Agreement covering the issue and sale by the Company of $100,000,000 aggregate principal amount of its Series Q 4.90% Senior Notes due September 15, 2013 (the "Series Q Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-105815, 333-105815-01, 333-105815-02, 333-105815-03 and 333-105815-04) of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)   Exhibits.

           1 Underwriting Agreement, dated September 8, 2003, among the Company and Citigroup Global Markets Inc., Banc of America Securities LLC, Credit Lyonnais Securities (USA) Inc. and Jackson Securities, LLC, as the Underwriters.

           4.1 Seventeenth Supplemental Indenture to Senior Note Indenture dated as of September 16, 2003, providing for the issuance of the Company's Series Q 4.90% Senior Notes due September 15, 2013.

           4.2 Form of Series Q 4.90% Senior Notes due September 15, 2013. (included in Exhibit 4.1 above).

           5     Opinion of Troutman Sanders LLP.

          12     Computation of ratio of earnings to fixed charges.

                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     September 16, 2003           GEORGIA POWER COMPANY


                                      By  /s/Wayne Boston
                                             Wayne Boston
                                          Assistant Secretary